UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2014

AMERICAN EAGLE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50906	20-0237026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2549 W. Main Street, Suite 202, Littleton, Colorado 80120
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 798-5235

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 — OTHER EVENTS

Item 8.01. Other Events.

Public Offering

On March 10, 2014, we announced our intention to commence an underwritten public offering of 10,000,000 shares of our common stock after giving effect to a 1-for-4 reverse stock split that is expected to occur concurrently with pricing thereof. We plan to use the net proceeds from the proposed public offering (i) to fund the exercise of our purchase option to acquire a portion of our JV partner’s interests in our existing acreage and wells in the Spyglass Area, (ii) to fund a portion of our capital budget for the 12-month period ending December 31, 2014, and (iii) for general corporate purposes, including working capital and additional leasehold acquisitions. The proposed public offering will be made pursuant to an effective registration statement on Form S-3 previously filed by us with the Securities and Exchange Commission.

We intend to grant the underwriters an option to purchase up to an additional 1,500,000 shares of our common stock to cover over-allotments. Johnson Rice & Company L.L.C. will be acting as sole book-running manager, Northland Capital Markets and Euro Pacific Capital will be acting as senior co-managers, and Canaccord Genuity and Wunderlich Securities will be acting as co-managers of the proposed offering.

On March 10, 2014, we issued a press release announcing the commencement of the proposed public offering. A copy of the press release is attached hereto as Exhibit 99.1.

Neither this Current Report on Form 8-K nor the press release attached hereto as Exhibit 99.1 shall constitute an offer to sell or the solicitation of an offer to buy any of our securities, nor shall there be any sale of any of our securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including statements regarding our expectations regarding the completion and anticipated use of proceeds of the proposed public offering. Words such as “expect,” “will,” “plan,” “intend,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon our current expectations; but, these statements and the implications of these statements are not guaranteed. For example, although this Current Report refers to a proposed public offering of up to 10,000,000 shares of our common stock, more or less than 10,000,000 shares of common stock may be sold or the proposed public offering may be withdrawn or the proceeds therefrom may be used for purposes other than those currently expected, all depending upon market conditions or other reasons.

You should not place undue reliance upon forward-looking statements. Forward-looking statements involve risks and uncertainties. Our actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties related to the satisfaction of the conditions to the closing of the proposed public offering. Risk factors related to us and our business are discussed under “Risk Factors” and elsewhere in our preliminary prospectus supplement dated March 10, 2014 with respect to the proposed public offering described above, our Annual Report on Form 10-K for the year ended December 31, 2012, and our other filings with the Securities and Exchange Commission. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions, or circumstances on which any such statements are based.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit	Description of Exhibit

	99.1*	Press Release dated March 10, 2014

_________________

* Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2014	AMERICAN EAGLE ENERGY CORPORATION

	By:	/s/ Bradley M. Colby
Bradley M. Colby
President and Chief Executive Officer

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